EXHIBIT 32

             CERTIFICATION OF CHIEF EXECUTIVE OFFICER, PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

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                                                                      Exhibit 32


                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of theS arbanes-Oxley Act of 2002



      Thomas R. Butkus,  Chairman of the Board and Chief Executive Officer,  Lyn
G. Rupich, President and Pamela N. Favero, Chief Financial Officer of AJS Bancorp, Inc. (the "Company") each certify in their capacity as officers of the Company that they have reviewed the annual report of the Company on Form 10-K for the fiscal ended December 31, 2004 and that to the best of their knowledge:

1. the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this  statement  is solely to comply  with Title 18,  Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2003.


June 20, 2005                               /s/ Thomas R. Butkus
Date                                        -------------------------------
                                            Chairman of the Board and Chief
                                            Executive Officer


June 20, 2005                               /s/ Lyn G. Rupich
Date                                        -------------------------------
                                            President


June 20, 2005                               /s/ Pamela N. Favero
Date                                        -------------------------------
                                            Chief Financial Officer